UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

INDOOR HARVEST CORP.

(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

832-649-3998

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Rick Gutshall.

On December 13, 2017, Mr. Rick Gutshall resigned as Chief Financial Officer. Mr. Gutshall's resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices. Mr. Gutshall shall remain as Interim Chief Executive Officer and as a member of the Board of Directors, as described in the Company’s Form 8-K filed with the SEC on August 14, 2017

Annette Knebel

On December 13, 2017, Ms. Annette Knebel resigned as Chief Accounting Officer and was appointed Chief Financial Officer by the Company’s Board of Directors. Ms. Knebel’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices. Ms. Knebel shall remain as a member of the Board of Directors, as described in the Company’s Form 8-K filed with the SEC on August 14, 2017.

Furthermore, Ms. Knebel was appointed Chief Financial Officer of the Company. There are no current arrangements or understandings between either Ms. Knebel and any other person pursuant to which she was appointed as Chief Financial Officer. The Company and Ms. Knebel intend to address her employment agreement in the near future, which agreement shall appropriately be disclosed at such time. There are no family relationships between Ms. Knebel and any of our other officers and directors and no related party transactions required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

John Zimmerman.

On December 13, 2017, Mr. John Zimmerman resigned as Vice President of Business Development. Mr. Zimmerman's resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices. Mr. Zimmerman shall remain as a member of the Board of Directors.

ITEM 9.01

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Letter of Resignation from Rick Gutshall dated December 13, 2017

10.2

Letter of Resignation from Annette Knebel dated December 13, 2017

10.3

Letter of Resignation from John Zimmerman dated December 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP.

Date: December 18, 2017	By:	/s/ Rick Gutshall
Rick Gutshall
Interim CEO

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